Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE HOME EQUITY LOAN TRUST 1997-A
filed 1998-03-31
CIK 1036689

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of February 28, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-A, for the calendar year 1997:




  (IX)   Amount of Interest Received:
              Pool I                            37,620,951.24
              Pool II                           22,041,469.62
              Pool III                             907,941.23

 (XIII)  Class "A-1" Remittance Amount
         (A) Current Interest Requirement        3,321,490.87
         (B) Principal Distribution Amount      88,742,006.31
         (C) Carry Forward Amount                        0.00
         (D) Monthly Advance for Bankruptcy              0.00
         TOTAL CLASS "A-1" REMITTANCE AMOUNT    92,063,497.18

         Class "A-2" Remittance Amount:
         (A) Current Interest Requirement        3,452,095.82
         (B) Principal Distribution Amount               0.00
         (C) Carry Forward Amount                        0.00
         (D) Monthly Advance for Bankruptcy              0.00
         TOTAL CLASS "A-2" REMITTANCE AMOUNT     3,452,095.82

         Class "A-3" Remittance Amount:
         (A) Current Interest Requirement        4,216,375.00
         (B) Principal Distribution Amount               0.00
         (C) Carry Forward Amount                        0.00
         (D) Monthly Advance for Bankruptcy              0.00
         TOTAL CLASS "A-3" REMITTANCE AMOUNT     4,216,375.00

         Class "A-4" Remittance Amount:
         (A) Current Interest Requirement       3,508,158.32
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-4" REMITTANCE AMOUNT    3,508,158.32

         Class "A-5" Remittance Amount:
         (A) Current Interest Requirement       1,829,716.68
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-5" REMITTANCE AMOUNT    1,829,716.68

         Class "A-6" Remittance Amount:
         (A) Current Interest Requirement       2,703,750.00
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-6" REMITTANCE AMOUNT    2,703,750.00

         Class "A-7" Remittance Amount:
         (A) Current Interest Requirement       1,889,550.00
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-7" REMITTANCE AMOUNT    1,889,550.00

         Class "A-8" Remittance Amount:
         (A) Current Interest Requirement       2,054,666.68
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-8" REMITTANCE AMOUNT    2,054,666.68

         Class "A-9" Remittance Amount:
         (A) Current Interest Requirement       2,230,791.68
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-9" REMITTANCE AMOUNT    2,230,791.68

         Pool I Remittance Amount:
         (A) Current Interest Requirement      25,206,595.05
         (B) Principal Distribution Amount     88,742,006.31
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL POOL I REMITTANCE AMOUNT       113,948,601.36

         Class "A-10" Remittance Amount:
         (A) Current Interest Requirement      11,724,060.89
         (B) Principal Distribution Amount     71,987,251.84
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL POOL II REMITTANCE AMOUNT       83,711,312.73

         Class "A-11" Remittance Amount:
         (A) Current Interest Requirement       2,749,904.16
         (B) Principal Distribution Amount              0.00
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-11" REMITTANCE AMOUNT   2,749,904.16

         Pool II Remittance Amount:
         (A) Current Interest Requirement      14,473,965.05
         (B) Principal Distribution Amount     71,805,357.73
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL POOL II REMITTANCE AMOUNT       86,279,322.78

         Class "A-12" Remittance Amount:
         (A) Current Interest Requirement         610,186.75
         (B) Principal Distribution Amount      1,492,928.04
         (C) Carry Forward Amount                       0.00
         (D) Monthly Advance for Bankruptcy             0.00
         TOTAL CLASS "A-12" REMITTANCE AMOUNT   2,103,114.79


(XIX)  (A)  Servicing Fee for the Related Due Period
               POOL I                                             804,775.35
               POOL II                                            541,309.00
               POOL III                                            19,401.61
       (B) Contingency fee for the related due period
               POOL I                                             804,775.35
               POOL II                                            541,309.00
               POOL III                                            19,401.61
       (C) Amount to be deposited to the expense account - TRUSTEE
               POOL I                                             183,052.36
               POOL II                                            124,564.64
               POOL III                                             4,054.38
       (D) Amount to be deposited to the insurance account - MBIA
               POOL I                                             364,103.00
               POOL II                                            296,554.00
               POOL III                                            44,597.00
       (E) Class "A-11" Auction Agent Fee                          95,458.34

   (XXXV)    OTHER INFORMATION
       (A) Spread Account Balances
               POOL I                                                   0.00
               POOL II                                                  0.00
               POOL III                                         5,503,308.05



By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer